SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) JULY 1, 1998


                              FRANKLIN SELECT REALTY TRUST
            (Exact Name of Registrant as Specified in its Charter)





CALIFORNIA                          1-12708                         94-0395938
State or other jurisdiction    Commission File                    IRS Employer
 of incorporation                    Number                     Identification
                                                                        Number




                  2000 ALAMEDA DE LAS PULGAS, SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (650) 312-3000


ITEM 2:  DISPOSITION OF ASSETS.

MIRA LOMA SHOPPING CENTER - RENO, NEVADA
GLEN COVE SHOPPING CENTER - VALLEJO, CALIFORNIA

On November 17, 1998 Franklin Select Realty Trust (the "Company") sold the Mira Loma Shopping Center, located in Reno, Nevada, and the Glen Cove Shopping Center located in Vallejo, California (the "Properties").

The Properties were sold for a gross price of $15.4 million under an installment sale contract in which $7.7 million was paid to the Company at
closing.   The balance of the sale price will be paid to the Company on
January 6, 1999 under the terms of a note receivable. The note bears interest at 8% annually and requires interest-only payments of $51,333 per month. Approximately $800,000 of the net proceeds will be used to repay the outstanding balance of the Company's line of credit, and the remainder will be held by the Company for general corporate purposes. The unaffiliated buyer was Pan Pacific Retail Properties, Inc ("Pan Pacific"). Gain from sale of the Properties was approximately $0.9 million.

There was no material relationship between Pan Pacific and the Company or any of the affiliates, directors or officers of the Company or Franklin Properties, Inc. (the "Advisor") or any associate of any director or officer of the Company or the Advisor.


CARMEL MOUNTAIN GATEWAY PLAZA - SAN DIEGO, CALIFORNIA

On July 1, 1998, the Company sold the Carmel Mountain Gateway Plaza, located in San Diego, California. The property was sold for cash at a gross price of $8.9 million. Approximately $8.6 million of the net proceeds were used to repay debt, and remainder was held by the Company for general corporate purposes. The unaffiliated buyer was the Ben Tipp Testamentary Trust ("Tipp"). Gain from sale of the property was approximately $382,000.

There was no material relationship between Tipp and the Company or any of the affiliates, directors or officers of the Company or the Advisor or any associate of any director or officer of the Company or the Advisor.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          PRO FORMA FINANCIAL INFORMATION

Index
Page

3     Unaudited Pro Forma Balance Sheet as of September 30, 1998
4 Unaudited Pro Forma Statement of Income for the 9 months ended September 30, 1998
5     Unaudited Pro Forma Statement of Income for the year ended December
      31, 1998
6     Notes to the Pro Forma Financial Statements

Unaudited Pro Forma Balance Sheet as of September 30, 1998
Franklin Select Realty Trust
(IN THOUSANDS)

                                    Historical   Adjustments  Pro Forma

Real estate, net                    $127,278     $(14,013) A  $113,265
Cash and cash equivalents              2,893            -        2,893
Mortgage-backed securities,              412        6,912  B     7,324
available for
sale
Note receivable                            -        7,500  B     7,500
Deferred rent receivable               1,790         (240) C     1,550
Deferred costs and other               2,504         (168) C     2,336
------------------------------------------------------------------------
Total assets                         134,877           (9)     134,868
------------------------------------------------------------------------

Notes and bonds payable               27,694         (800) D    26,894
Tenant deposits, accounts payable
and                                    2,003          (73) E     1,930
accrued expenses
Distributions payable                  1,642            -        1,642
------------------------------------------------------------------------
Total liabilities                     31,339         (873)      30,466
------------------------------------------------------------------------

Minority interest                      9,200            -        9,200

Stockholders' equity
Common stock A                       103,161            -      103,161
Common stock B                         6,294            -        6,294
Unrealized loss                          (30)           -          (30)
Accumulated distribution over net    (15,087)         864      (14,223)
income
------------------------------------------------------------------------
Total stockholders' equity            94,338          864       95,202
------------------------------------------------------------------------

------------------------------------------------------------------------
Total liabilities and               $134,877          $(9)    $134,868
stockholders' equity
------------------------------------------------------------------------


The accompanying notes are an integral part of these pro forma financial statements.

Unaudited Pro Forma Statement of Income for the 9 months ended
September 30, 1998
Franklin Select Realty Trust
(IN THOUSANDS EXCEPT PER SHARE
AMOUNTS)

                                    Historical   Adjustments  Pro Forma
Revenue
Rent                                 $13,619      $(2,003) F    $11,616
Interest, dividends and other            145           693 G        838
------------------------------------------------------------------------
Total revenue                         13,764       (1,310)       12,454
------------------------------------------------------------------------

Expenses
Property operating                     3,074         (333) H      2,741
Interest                               2,308         (472) I      1,836
Related party                          1,125         (168) H        957
General and administrative               844             -          844
Depreciation and amortization          3,016         (380) J      2,636
------------------------------------------------------------------------
Total expenses                        10,367       (1,353)        9,014
------------------------------------------------------------------------

Operating income before gain on
sale and minority interest             3,397            43        3,440

Gain on sale                             552         (382) K        170

Operating income before minority       3,949         (339)        3,610
interest
Minority interest                        515             -          515

========================================================================
Net income                           $ 3,434        $(339)       $3,095
========================================================================

Net income per share                   $0.28       $(0.03)        $0.25

Weighted average shares               12,250                     12,250
outstanding

The accompanying notes are an integral part of these pro forma financial statements.

Unaudited Pro Forma Statement of Income for the year ended December 31, 1997

Franklin Select Realty Trust
(IN THOUSANDS EXCEPT PER SHARE
AMOUNTS)

                                    Historical   Adjustments  Pro Forma
Revenue
Rent                               $17,522      $(3,049)   F    $14,473
Interest, dividends and other          204        1,046    G      1,250
------------------------------------------------------------------------
Total revenue                       17,726        (2,003)        15,723
------------------------------------------------------------------------

Expenses
Property operating                   4,036         (563)   H      3,473
Interest                             2,773         (716)   I      2,057
Related party                        1,454         (243)   H      1,211
General and administrative             648            -             648
Depreciation and amortization        4,003         (556)   J      3,447
------------------------------------------------------------------------
Total expenses                      12,914        (2,078)        10,836
------------------------------------------------------------------------

Operating income before minority     4,812           76           4,888
interest
Minority interest                      644            -             644

========================================================================
Net income                           $4,168         $76          $4,244
========================================================================

Net income per share                  $0.34        $0.01          $0.35

Weighted average shares              12,250                      12,250
outstanding

The accompanying notes are an integral part of these pro forma financial statements.

FRANKLIN SELECT REALTY TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

1     Basis of Presentation
The pro forma financial statements of Franklin Select Realty Trust (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. In 1998, the Company sold its three retail properties - Carmel Mountain Gateway Plaza ("Carmel"), Mira Loma Shopping Center ("Mira Loma") and Glen Cove Center ("Glen Cove")(collectively, "the Properties"). The sale of Carmel was completed in July 1998 and the sale of Mira Loma and Glen Cove was completed in November 1998. The accompanying pro forma balance sheet as of September 30, 1998, has been prepared as if the sale of Mira Loma and Glen Cove had occurred on September 30,1998. The accompanying pro forma statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 have been prepared as if the sale of the Properties had occurred on January 1, 1997. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company. The pro forma financial statements are not necessarily indicative of what the financial condition or the actual results of operations of the Company would have been as of and for the nine months ended September 30, 1998, or for the year ended December 31, 1997, had the sales occurred on January 1, 1997, nor do they purport to represent the financial condition or results of operations for future periods.

2     Pro Forma Balance Sheet Adjustments
Adjustments have been made to reflect the sale of the Properties, giving effect to the following items:
A     The carrying value of Mira Loma and Glen Cove.
B     The net proceeds from the sale of Mira Loma and Glen Cove, less the
amount used to pay down the Company's line of credit.   The terms of the sale
provided for a note receivable of $7.5 million and cash of $7.7 million. It is management's current intention to invest the cash proceeds in mortgage-backed securities.
C     Note receivable relating to Mira Loma and Glen Cove, bearing interest at 8% per annum with full settlement due on January 6, 1999.
D     Proceeds from the sale of Mira Loma and Glen Cove used to pay down the
Company's debt.
E     Payables relating to Mira Loma and Glen Cove.

3.    Pro Forma Income Statement Adjustments
Adjustments have been made to reflect the sale of the Properties, giving effect to the following items:

F     Rental revenue from the Properties.
G     Interest income from the investment of the net proceeds at 6% per annum for cash invested in mortgage-backed securities and 8% per annum for interest on the note receivable for a period of 50 days.
H     Operating expenses relating to the management and operation of the
Properties.
I     Interest expense on notes and bonds payable secured on the Properties that were repaid from the net proceeds, using the weighted average interest rates paid on debt during the periods under review.
J     Depreciation and amortization on the Properties.
K     Gain on sale related to the sale of Carmel that was recorded in July
1998.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned heretofore duly authorized.



Dated:      December 2, 1998              Franklin Select Realty Trust


                                     BY: /s/ David P. Goss
                                             David P. Goss
                                             President